Exhibit 10.3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 3

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 22, 2014, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to substitute *** Model 787-*** aircraft (787-*** Aircraft) in lieu of Model 787-*** aircraft (787-*** Aircraft) and to revise the scheduled delivery as follows:

Manufacturer Serial Number	787-*** Aircraft Delivery Month	787-*** Aircraft Delivery Month
***	***	***

UAL-PA-3860	SA-3, Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

WHEREAS, Boeing and Customer agree to revise the scheduled delivery of *** model 787-9 Aircraft as follows:

Manufacturer Serial Number	Original Aircraft Delivery Month	New Aircraft Delivery Month
***	***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles.

The Table of Contents, is replaced in its entirety with the Table of Contents that is attached hereto and references this Supplemental Agreement No. 3.

2.	Tables.

2.1.	***

2.2.	Table 1 for Model 787-9 Aircraft is replaced in its entirety with the Table 1 for Model 787-9 that is attached hereto and references this Supplemental Agreement No. 3.

2.3.	Table 1 for Model 787-10 Aircraft is replaced in its entirety with the Table 1 for Model 787-10 that is attached hereto references this Supplemental Agreement No. 3.

3.	Letter Agreements.

4.	Attachment B-2 to Letter Agreement UAL-PA-03860-LA-1209265R1 is deleted in its entirety.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-3860	SA-3, Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-3860	SA-3, Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description	SA-1

Article 2.	Delivery Schedule	SA-1

Article 3.	Price	SA-1

Article 4.	Payment	SA-1

Article 5.	Additional Terms	SA-1

TABLE

1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3

1.	787-9 with GENX-1B*** Engines Aircraft Information Table	SA-3

1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-3

EXHIBITS

A1.	787-8 Aircraft Configuration

A2.	787-9 Aircraft Configuration

A3.	787-10 Aircraft Configuration	SA-1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables	SA-1

CS1.	Customer Support Document

EE1.	Engine Escalation/Engine Warranty ***

SLP1.	Service Life Policy Components

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER

UAL-PA-03860-LA-1209247	787 e-Enabling
UAL-PA-03860-LA-1209264	Open Configuration Matters

P.A. 3860	TABLE OF CONTENTS, Page 1 of 3	SA-3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209265R1	Option Aircraft	SA-1
	Attachment A, 787-*** Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-1

	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-3

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning
UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements
UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment
UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236R1	Model Substitution	SA-1
	Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1

	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 3	SA-3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER

UAL-PA-03860-LA-1209412	Spare Parts Commitment

UAL-PA-03860-LA-1209413R1	Special Matters	SA-1

UAL-PA-03860-LA-1209414	Other Special Matters

UAL-PA-03860-LA-1209413A1	Other Special Matters—Amendment 1	SA-1

UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2

UAL-PA-03860-LA-1209430	Performance Guarantees

UAL-PA-03860-LA-1209455	*** TERMINATED	SA-1

UAL-PA-03860-LA-1209429	***

UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1

6-1162-ELP-0794	*** Program***

6-1162-ELP-0795	*** Program***

UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1

UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1

UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-1

UAL-PA-03860-LA-1301377	787-10 ***	SA-1

UAL-PA-03860-LA-1301380	787-10 Program Launch	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 3 of 3	SA-3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	December 16, 2013

Supplemental Agreement No. 3	July 22, 2014

P.A. 3860	TABLE OF CONTENTS, Page 1 of 3	SA-3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

*** 787-9 *** Aircraft Executed via SA-1

FOR APBP PURPOSES ONLY: UNTIL *** PRIOR TO APPLICABLE AIRCRAFT DELIVERY

Airframe Model/MTOW:	787-8	*** pounds	Detail Specification:	*	**
Engine Model/Thrust:	GENX-1B***	*** pounds	Airframe Price Base Year/Escalation Formula:	*	**			*	**
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*	**			*	**
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):			*	**
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):			*	**

Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$***	Base Year Index (ECI):			*	**
In Flight Entertainment (IFE) Fixed$:		$***	Base Year Index (CPI):			*	**

Delivery Date	*** Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
Total		***

* *** Escalation Factors ***

** *** Escalation Factors ***

Boeing Proprietary	Table 1 787-9 - APBP > *** Prior Page 1, SA-3

Table 1 to Purchase Agreement No. 3860

787-9 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

APBP beginning *** prior to applicable delivery for *** 787-9 aircraft only

Airframe Model/MTOW:	787-9	***pounds	Detail Specification:	*	**
Engine Model/Thrust:	GENX-1B***¹	*** pounds	Airframe Price Base Year/Escalation Formula:	*	**	*	**
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*	**	*	**
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	*	**

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	*	**

Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$***	Base Year Index (ECI):	*	**
In Flight Entertainment (IFE) Estimate:		$***	Base Year Index (CPI):	*	**

Delivery Date	*** Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	***	**	***	***	***	***	***	***
Total		***

¹ *** on a *** to delivery GEnx-1B*** thrust rating at the GEnx-1B*** price.

* *** Escalation Factors ***

** *** Escalation Factors ***

Boeing Proprietary	Table 1 787-9 with GENX-1B*** Engines Page 1, SA-3

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	*	**
Engine Model/Thrust:	GENX-1B***¹		*** pounds	Airframe Price Base Year/Escalation Formula:	*	**			*	**
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	*	**			*	**
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft) :		$	***	Base Year Index (ECI):			*	**

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			*	**

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):			*	**
				Base Year Index (CPI):			*	**
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-3, Page 1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	*	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
***	***	***	***	**	***	***	***	***	***	***
Total	***

¹***	on a *** to delivery GEnx-1B*** thrust rating at the GEnx-1B*** price.

* ***   Escalation Factors ***

** ***   Escalation Factors ***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-3, Page 2